2003-SD1                                                          MORGAN STANLEY
JUNE 1, 2003 SCHEDULED BALANCES                                    1,564 records
ALL RECORDS                                                 BALANCE: 174,511,813
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Number of Mortgage Loans: 1,564
Aggregate Principal Balance: 174,511,813.17
Maximum Balance: 1,099,234.73
Minimum Balance: 134.64
Average Current Balance: 111,580.44
Average Original Balance: 116,886.87
-----------------------------------------:
% FRM: 38.46
% ARM: 61.54
% Performing: 86.96
% Subperforming: 7.67
% Reperforming: 5.37
-----------------------------------------:
Weighted Average Coupon: 8.882
Weighted Average Net Coupon: 8.362
Maximum Coupon: 21.000
Minimum Coupon: 3.875
Weighted Average Margin: 6.414
Weighted Average Maximum Rate: 15.355
Weighted Average Months to Roll: 18.423
-----------------------------------------:
Weighted Average Original Term: 347
Weighted Average Stated Remaining Term: 316
Weighted Average Amortized Remaining Term: 318
Weighted Average Seasoning: 30
Weighted Average Combined Amortized LTV: 79.10
-----------------------------------------:
% First Lien: 98.1
% Second Lien: 1.9
% Cash-Out Refinance: 51.8
% Owner Occupied: 91.3
% with MI: 1.4
% with Prepay Penalty: 58.9
% BK: 5.0
% with Payment Plans: 5.9
Non-Zero Weighted Average FICO Score: 603.3

--------------------------------------------------------------------
                                                    % of
                       Number          Total       Total         Wtd
                           of        Current     Current         Avg
SubGroup                Loans        Balance     Balance      Coupon
--------------------------------------------------------------------
Performing              1,334    151,755,726       86.96       8.750
Reperforming              108      9,372,497        5.37       9.551
Subperforming             122     13,383,590        7.67       9.908
--------------------------------------------------------------------
Total:                  1,564    174,511,813      100.00       8.882
--------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.

Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2003-SD1                                                          MORGAN STANLEY
JUNE 1, 2003 SCHEDULED BALANCES                                    1,564 records
ALL RECORDS                                                 BALANCE: 174,511,813

================================================================================

-----------------------------------------------------------------------------------
                                                                   % of
                                      Number          Total       Total         Wtd
                                          of        Current     Current         Avg
Current Mortgage Rates (%)             Loans        Balance     Balance      Coupon
-----------------------------------------------------------------------------------
<= 6.000                                  30      3,907,299        2.24       5.282
6.001 - 6.500                             30      5,898,711        3.38       6.379
6.501 - 7.000                             92     19,876,212       11.39       6.873
7.001 - 7.500                             86     13,900,244        7.97       7.403
7.501 - 8.000                            121     20,856,360       11.95       7.837
8.001 - 8.500                            114     15,386,183        8.82       8.351
8.501 - 9.000                            158     21,273,347       12.19       8.826
9.001 - 9.500                            119     14,836,052         8.5       9.317
9.501 - 10.000                           177     17,854,224       10.23       9.834
10.001 - 10.500                          110      8,883,445        5.09      10.297
10.501 - 11.000                          181     13,507,563        7.74      10.813
11.001 - 11.500                           84      5,952,244        3.41       11.32
11.501 - 12.000                          105      6,275,352         3.6      11.801
12.001 - 12.500                           35      1,813,019        1.04      12.297
12.501 - 13.000                           54      2,222,900        1.27      12.775
13.001 - 13.500                           24        961,007        0.55      13.236
13.501 - 14.000                           20        462,011        0.26      13.857
14.001 - 14.500                            7        124,616        0.07      14.286
14.501 - 15.000                            3        194,217        0.11      14.855
15.001 - 15.500                            3        113,281        0.06      15.139
15.501 - 16.000                            4         87,945        0.05       15.99
16.001 - 16.500                            1         54,477        0.03      16.375
16.501 - 17.000                            3         43,626        0.02       16.99
17.001 >=                                  3         27,480        0.02      18.703
-----------------------------------------------------------------------------------
TOTAL:                                 1,564    174,511,813      100.00       8.882
-----------------------------------------------------------------------------------
Minimum: 3.875
Maximum: 21.000
Weighted Average: 8.882
-----------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2003-SD1                                                          MORGAN STANLEY
JUNE 1, 2003 SCHEDULED BALANCES                                    1,564 records
ALL RECORDS                                                 BALANCE: 174,511,813
================================================================================

----------------------------------------------------------------------------------------
                                                                          % of
                                               Number         Total      Total       Wtd
                                                   of       Current    Current       Avg
Range of Cut-off Date Principal Balances ($)    Loans       Balance    Balance    Coupon
----------------------------------------------------------------------------------------
1 - 25,000                                        144     2,378,280       1.36    11.694
25,001 - 50,000                                   334    12,961,060       7.43    10.696
50,001 - 75,000                                   264    16,381,233       9.39     9.942
75,001 - 100,000                                  191    16,630,778       9.53     9.411
100,001 - 125,000                                 138    15,556,087       8.91     9.006
125,001 - 150,000                                 128    17,573,938      10.07      8.83
150,001 - 175,000                                  72    11,680,222       6.69     8.576
175,001 - 200,000                                  59    10,965,341       6.28     8.368
200,001 - 225,000                                  55    11,690,003        6.7     8.472
225,001 - 250,000                                  46    10,879,100       6.23     8.025
250,001 - 275,000                                  23     6,007,157       3.44     7.494
275,001 - 300,000                                  29     8,382,961        4.8     8.216
300,001 - 325,000                                  11     3,414,376       1.96     7.575
325,001 - 350,000                                  15     5,102,136       2.92     8.351
350,001 - 375,000                                  13     4,706,238        2.7     7.949
375,001 - 400,000                                  11     4,257,298       2.44     8.576
400,001 - 425,000                                   6     2,478,969       1.42     7.912
425,001 - 450,000                                   4     1,721,333       0.99     7.769
450,001 - 475,000                                   5     2,336,311       1.34     7.869
475,001 - 500,000                                   8     3,904,647       2.24     8.735
500,001 - 750,000                                   7     4,405,111       2.52     8.347
1,000,001 >=                                        1     1,099,235       0.63        11
----------------------------------------------------------------------------------------
Total:                                          1,564   174,511,813     100.00     8.882
----------------------------------------------------------------------------------------
Minimum: 135
Maximum: 1,099,235
Average: 111,580
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               % of
                                 Number           Total       Total        Wtd
Combined Amortized                   of         Current     Current        Avg
Loan-to-Value Ratio (%)           Loans         Balance     Balance     Coupon
--------------------------------------------------------------------------------
<= 40.00                             82       3,025,582        1.73      9.008
40.01 - 45.00                        31       1,937,121        1.11      8.472
45.01 - 50.00                        44       2,551,167        1.46      9.178
50.01 - 55.00                        49       4,719,091         2.7      9.272
55.01 - 60.00                        49       4,400,194        2.52      9.138
60.01 - 65.00                        95       8,499,171        4.87      9.495
65.01 - 70.00                       135      12,744,100         7.3       9.38
70.01 - 75.00                       189      18,800,456       10.77      9.461
75.01 - 80.00                       309      36,726,569       21.05      8.847
80.01 - 85.00                       208      30,936,022       17.73      8.533
85.01 - 90.00                       131      21,364,005       12.24      8.337
90.01 - 95.00                        40       5,546,719        3.18      8.287
95.01 - 100.00                      200      23,116,772       13.25      8.934
100.01 >=                             2         144,844        0.08      9.212
--------------------------------------------------------------------------------
Total:                            1,564     174,511,813      100.00      8.882
--------------------------------------------------------------------------------
Minimum: 1.47
Maximum: 103.22
Weighted Average by Original Balance: 78.00
Weighted Average by Current Balance: 79.10
--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2003-SD1                                                          MORGAN STANLEY
JUNE 1, 2003 SCHEDULED BALANCES                                    1,564 records
ALL RECORDS                                                 BALANCE: 174,511,813
================================================================================

---------------------------------------------------------------------------------
                                                            % of
                             Number           Total        Total         Wtd
                                 of         Current      Current         Avg
Adjustment Type               Loans         Balance      Balance      Coupon
---------------------------------------------------------------------------------
Fixed Rate                      815      67,125,856        38.46       9.209
ARM                             749     107,385,957        61.54       8.678
---------------------------------------------------------------------------------
Total:                        1,564     174,511,813       100.00       8.882
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           % of
                            Number           Total        Total         Wtd
                                of         Current      Current         Avg
Product                      Loans         Balance      Balance      Coupon
--------------------------------------------------------------------------------
Fixed - 10 Year                 13         149,122         0.09      11.897
Fixed - 12 Year                  1          14,123         0.01       10.55
Fixed - 15 Year                202       7,489,206         4.29      10.456
Fixed - 20 Year                 61       2,938,555         1.68      10.252
Fixed - 25 Year                  1          42,722         0.02       12.49
Fixed - 30 Year                467      53,175,697        30.47       8.849
Balloon - 5/30                   3         212,794         0.12      10.028
Balloon - 10/30                  3         162,523         0.09      11.526
Balloon - 15/30                 64       2,941,113         1.69       11.12
ARM - 6 Month                   57       4,956,551         2.84       9.211
ARM - 2 Year/6 Month           474      68,189,848        39.07       9.001
ARM - 3 Year/6 Month           180      29,041,190        16.64       8.184
ARM - 5 Year/6 Month            14       2,544,227         1.46       7.594
ARM - 1 Year                    21       2,325,009         1.33       5.509
ARM - 3 Year                     2         173,389         0.1         6.59
ARM - 5 Year                     1         155,743         0.09        9.25
--------------------------------------------------------------------------------
Total:                       1,564     174,511,813       100.00       8.882
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           % of
                            Number           Total        Total         Wtd
                                of         Current      Current         Avg
Loan Index Type              Loans         Balance      Balance      Coupon
--------------------------------------------------------------------------------
Fixed Rate                     815      67,125,856        38.46       9.209
Treasury - 1 Year               21       2,412,800         1.38       5.765
Treasury - 3 Year                3         241,340         0.14       6.143
Libor - 6 Month                725     104,731,817        60.01        8.75
--------------------------------------------------------------------------------
Total:                       1,564     174,511,813       100.00       8.882
--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2003-SD1                                                          MORGAN STANLEY
JUNE 1, 2003 SCHEDULED BALANCES                                    1,564 records
ALL RECORDS                                                 BALANCE: 174,511,813
================================================================================

------------------------------------------------------------------------------------------
                                                                          % of
                                             Number          Total       Total         Wtd
                                                 of        Current     Current         Avg
Range of Stated Original Terms (months)       Loans        Balance     Balance      Coupon
------------------------------------------------------------------------------------------
61 - 120                                         15        294,126        0.17      11.546
121 - 180                                       271     10,658,815        6.11       10.61
181 - 240                                        62      2,999,467        1.72      10.251
241 - 300                                         1         42,722        0.02       12.49
301 - 360                                     1,213    160,206,940        91.8       8.739
361 >=                                            2        309,743        0.18        7.18
------------------------------------------------------------------------------------------
Total:                                        1,564    174,511,813      100.00       8.882
------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 480
Weighted Average: 347
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                          % of
                                             Number          Total       Total         Wtd
Remaining Term                                   of        Current     Current         Avg
to Stated Maturity                            Loans        Balance     Balance      Coupon
------------------------------------------------------------------------------------------
Jan-60                                           20        271,293        0.16       9.684
61 - 120                                        163      4,943,564        2.83      11.563
121 - 180                                       149      7,663,264        4.39       10.11
181 - 240                                       123     13,268,630         7.6       9.288
241 - 300                                       213     17,058,322        9.77       9.459
301 - 360                                       896    131,306,740       75.24       8.591
------------------------------------------------------------------------------------------
Total:                                        1,564    174,511,813      100.00       8.882
------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 356
Weighted Average: 315.5
------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.

Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2003-SD1                                                          MORGAN STANLEY
JUNE 1, 2003 SCHEDULED BALANCES                                    1,564 records
ALL RECORDS                                                 BALANCE: 174,511,813
================================================================================

--------------------------------------------------------------------------------
                                                                % of
                                   Number           Total      Total       Wtd
                                       of         Current    Current       Avg
Seasoning                           Loans         Balance    Balance    Coupon
--------------------------------------------------------------------------------
1-12                                  793     113,889,896      65.26     8.485
13 - 24                               134      15,263,056       8.75     9.177
25 - 36                                35       3,324,489       1.91     9.572
37 - 48                                36       3,214,066       1.84    10.912
49 - 60                                36       3,304,057       1.89     9.431
61 - 72                                88       8,015,425       4.59     9.464
73 - 84                                24       1,720,776       0.99     8.119
85 - 96                               135       6,306,461       3.61    10.236
97 - 108                              166       7,489,107       4.29    10.766
109 - 120                              20       1,708,360       0.98      7.69
121 - 132                              24       2,326,266       1.33     7.796
133 - 144                              11       1,155,850       0.66     8.678
145 - 156                              13       1,295,571       0.74    10.354
157 - 168                              35       3,523,673       2.02    10.703
169 - 180                               8       1,697,488       0.97     9.407
181 - 192                               3         135,796       0.08     7.498
193 - 204                               2          93,557       0.05     9.715
205 - 216                               1          47,917       0.03      4.75
--------------------------------------------------------------------------------
Total:                              1,564     174,511,813     100.00     8.882
--------------------------------------------------------------------------------
Minimum: 4
Maximum: 210
Weighted Average: 29.8
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                % of
                                   Number           Total      Total       Wtd
                                       of         Current    Current       Avg
Property Type                       Loans         Balance    Balance    Coupon
--------------------------------------------------------------------------------
Single Family                       1,249     133,735,136      76.63     8.924
2-4 Family                            102      14,642,011       8.39     9.067
Planned Unit Development               65      13,116,134       7.52     8.087
Condominium                            99      10,286,520       5.89     8.737
Manufactured Housing                   45       2,564,638       1.47    10.286
Townhouse                               3         146,126       0.08     8.351
Rowhouse                                1          21,248       0.01     10.99
--------------------------------------------------------------------------------
Total:                              1,564     174,511,813     100.00     8.882
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                % of
                                   Number           Total      Total       Wtd
                                       of         Current    Current       Avg
Occupancy                           Loans         Balance    Balance    Coupon
--------------------------------------------------------------------------------
Primary                             1,373     159,254,119      91.26     8.876
Investment                            119      11,483,376       6.58     8.514
Unknown                                42       1,752,786          1    10.897
Non-Owner Occupied                     18       1,111,539       0.64    10.633
Second Home                            12         909,993       0.52     8.481
--------------------------------------------------------------------------------
Total:                              1,564     174,511,813     100.00     8.882
--------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement

Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2003-SD1                                                          MORGAN STANLEY
JUNE 1, 2003 SCHEDULED BALANCES                                    1,564 records
ALL RECORDS                                                 BALANCE: 174,511,813
================================================================================

--------------------------------------------------------------------------------
                                                                  % of
                                     Number          Total       Total       Wtd
                                         of        Current     Current       Avg
Purpose                               Loans        Balance     Balance    Coupon
--------------------------------------------------------------------------------
Refinance - Cashout                     805     90,355,847       51.78     8.857
Purchase                                531     62,951,251       36.07     8.732
Refinance - Rate Term                   171     18,383,841       10.53      9.34
Unknown                                  57      2,820,875        1.62    10.024
--------------------------------------------------------------------------------
Total:                                1,564    174,511,813      100.00     8.882
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                  % of
                                     Number          Total       Total       Wtd
                                         of        Current     Current       Avg
Documentation Level                   Loans        Balance     Balance    Coupon
--------------------------------------------------------------------------------
Full Doc 2 yrs (Z)                      755     83,760,997          48     8.859
Full Doc 1 yr (Y)                       119     15,349,735         8.8     9.031
One Paystub Obtained and VVOE (X)       192     22,777,530       13.05       9.3
Stated Documentation (C)                134     21,816,467        12.5     7.954
No Documentation (E)                     68     10,168,114        5.83     7.466
Unknown/NA                              296     20,638,970       11.83     10.08
--------------------------------------------------------------------------------
Total:                                1,564    174,511,813      100.00     8.882
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                  % of
                                     Number          Total       Total       Wtd
                                         of        Current     Current       Avg
Position                              Loans        Balance     Balance    Coupon
--------------------------------------------------------------------------------
1st Lien                              1,459    171,143,934       98.07     8.826
2nd Lien                                105      3,367,879        1.93    11.711
--------------------------------------------------------------------------------
Total:                                1,564    174,511,813      100.00     8.882
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                  % of
                                     Number          Total       Total       Wtd
                                         of        Current     Current       Avg
Score                                 Loans        Balance     Balance    Coupon
--------------------------------------------------------------------------------
NA                                       19      1,755,243        1.01     8.701
Below 500                                51      4,040,422        2.32    10.565
500 - 524                               146     16,257,504        9.32     9.567
525 - 549                               180     20,011,578       11.47      9.79
550 - 574                               212     20,330,310       11.65     9.148
575 - 599                               219     25,312,568        14.5     8.684
600 - 624                               197     25,381,304       14.54      8.58
625 - 649                               161     18,695,712       10.71     8.513
650 - 674                               154     19,427,249       11.13     8.459
675 - 699                                85      9,577,402        5.49     8.144
700 - 724                                50      5,381,552        3.08     8.423
725 - 749                                42      4,220,984        2.42     7.594
750 - 774                                22      1,838,298        1.05     9.141
775 - 799                                18      1,832,052        1.05     9.577
800 +                                     8        449,634        0.26     8.363
--------------------------------------------------------------------------------
Total:                                1,564    174,511,813      100.00     8.882
--------------------------------------------------------------------------------
Minimum: 429
Maximum: 810
Weighted Average: 603.3
--------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement

Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2003-SD1                                                          MORGAN STANLEY
JUNE 1, 2003 SCHEDULED BALANCES                                    1,564 records
ALL RECORDS                                                 BALANCE: 174,511,813
================================================================================

--------------------------------------------------------------------------------
                                                              % of
                                Number           Total       Total        Wtd
                                    of         Current     Current        Avg
Performance Status               Loans         Balance     Balance     Coupon
--------------------------------------------------------------------------------
Current                          1,334     151,755,726       86.96       8.75
30 Days Past Due                   101      10,398,603        5.96      9.954
60 Days Past Due                    21       2,984,987        1.71       9.75
90 + Days Past Due                 108       9,372,497        5.37      9.551
--------------------------------------------------------------------------------
Total:                           1,564     174,511,813      100.00      8.882
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 53
Weighted Average: 1.0
--------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2003-SD1                                                          MORGAN STANLEY
JUNE 1, 2003 SCHEDULED BALANCES                                    1,564 records
ALL RECORDS                                                 BALANCE: 174,511,813
================================================================================

--------------------------------------------------------------------------------
                                                             % of
                                  Number         Total      Total         Wtd
                                      of       Current    Current         Avg
State or Territory                 Loans       Balance    Balance      Coupon
--------------------------------------------------------------------------------
Alabama                               23     1,249,474       0.72      10.054
Arizona                               40     3,605,393       2.07       9.131
Arkansas                               8       586,852       0.34       9.617
California                           275    53,780,534      30.82       8.095
Colorado                              43     6,590,084       3.78       8.871
Connecticut                           25     2,055,549       1.18       9.377
Delaware                               7       625,276       0.36       6.853
District of Columbia                   5       556,951       0.32        9.28
Florida                              120    11,032,052       6.32       9.407
Georgia                               72     4,298,220       2.46      10.265
Hawaii                                 5     1,360,284       0.78        8.48
Idaho                                  3       302,122       0.17       8.891
Illinois                              54     4,710,686        2.7       9.634
Indiana                               37     2,360,259       1.35       9.846
Iowa                                  11       699,153        0.4       9.323
Kansas                                 5       282,029       0.16       9.769
Kentucky                              13       734,838       0.42       9.636
Louisiana                             25     1,871,544       1.07       9.567
Maine                                  1        47,761       0.03        7.81
Maryland                              11       995,845       0.57       9.213
Massachusetts                         23     4,011,361        2.3       8.676
Michigan                              78     6,534,331       3.74       9.257
Minnesota                             19     1,924,568        1.1       8.655
Mississippi                            8       516,962        0.3       9.857
Missouri                              34     2,436,803        1.4       9.789
Montana                                2       172,403        0.1       9.399
Nebraska                               4       226,154       0.13      10.582
Nevada                                11     1,381,989       0.79       8.635
New Hampshire                          2        88,229       0.05      13.809
New Jersey                            67     6,550,503       3.75       8.549
New Mexico                            10     1,075,396       0.62       8.723
New York                              89    14,495,398       8.31       9.176
North Carolina                        29     2,282,824       1.31       9.955
Ohio                                  70     5,056,787        2.9       9.586
Oklahoma                              11       536,275       0.31      10.909
Oregon                                16     1,702,379       0.98       8.286
Pennsylvania                          59     4,321,937       2.48        8.67
Rhode Island                           7       897,209       0.51        8.71
South Carolina                        33     1,595,404       0.91      10.502
South Dakota                           2       143,015       0.08       10.06
Tennessee                             25     2,980,348       1.71       8.789
Texas                                 75     6,740,962       3.86       9.235
Utah                                  16     2,222,931       1.27       8.471
Virginia                              23     2,512,205       1.44       9.561
Washington                            39     4,485,938       2.57        9.21
West Virginia                          4       257,084       0.15      10.069
Wisconsin                             22     1,371,258       0.79       9.646
Wyoming                                3       246,252       0.14       9.275
--------------------------------------------------------------------------------
Total:                             1,564   174,511,813     100.00       8.882
--------------------------------------------------------------------------------
Number of States Represented: 48
--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.

Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2003-SD1                                                          MORGAN STANLEY
JUNE 1, 2003 SCHEDULED BALANCES                                    1,564 records
ALL RECORDS                                                 BALANCE: 174,511,813
================================================================================

--------------------------------------------------------------------------------
                                                               % of
Geographic                        Number          Total       Total         Wtd
Distribution                          of        Current     Current         Avg
by Balance                         Loans        Balance     Balance      Coupon
--------------------------------------------------------------------------------
California                           275     53,780,534       30.82       8.095
New York                              89     14,495,398        8.31       9.176
Florida                              120     11,032,052        6.32       9.407
Texas                                 75      6,740,962        3.86       9.235
Colorado                              43      6,590,084        3.78       8.871
New Jersey                            67      6,550,503        3.75       8.549
Michigan                              78      6,534,331        3.74       9.257
Ohio                                  70      5,056,787         2.9       9.586
Illinois                              54      4,710,686         2.7       9.634
Washington                            39      4,485,938        2.57        9.21
Pennsylvania                          59      4,321,937        2.48        8.67
Georgia                               72      4,298,220        2.46      10.265
Massachusetts                         23      4,011,361         2.3       8.676
Arizona                               40      3,605,393        2.07       9.131
Tennessee                             25      2,980,348        1.71       8.789
Virginia                              23      2,512,205        1.44       9.561
Missouri                              34      2,436,803         1.4       9.789
Indiana                               37      2,360,259        1.35       9.846
North Carolina                        29      2,282,824        1.31       9.955
Utah                                  16      2,222,931        1.27       8.471
Other                                296     23,502,256       13.47       9.247
--------------------------------------------------------------------------------
Total:                             1,564    174,511,813      100.00       8.882
--------------------------------------------------------------------------------
Number of States Represented: 48
--------------------------------------------------------------------------------









This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.